UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                              FORM 8-K/A


                            CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported): June 1, 1998



                       LASALLE HOTEL PROPERTIES
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)



     Maryland                     1-14045                36-4219376
------------------------    --------------------        ---------------
(State or other juris-      (Commission File            (IRS Employer
diction of incorporation    Number)                     Identification
or organization)                                        No.)



1401 Eye Street, NW, Suite 900, Washington, D.C.           20005
------------------------------------------------        ----------
   (Address of principal executive office)              (Zip Code)




    Registrant's telephone number, including area code 212/661-6161




                            Not Applicable
     -------------------------------------------------------------
     (Former name or former address, if changed since last report)

This Form 8-K/A is being filed to report financial information regarding the San Diego Princess Resort, the acquisition of which was reported in the Form 8-K filed June 15, 1998, which this form amends.


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On June 1, 1998, LaSalle Hotel Properties (the "Company") acquired an interest in the San Diego Princess Resort (the "Property") through an indirect, majority owned subsidiary, LHO Mission Bay Hotel, L.P. (the "Purchaser"). The Purchaser is a limited partnership organized under the laws of the state of California, of which LaSalle Hotel Operating Partnership, L.P. (the "Operating Partnership") holds an approximate 95.1% general partnership interest and WestGroup San Diego Associates, Ltd. ("WestGroup") holds an approximate 4.9% limited partnership interest. The Property was acquired from VVH Resorts, Ltd. for an aggregate purchase price of $73 million (the "Purchase Price") pursuant to a Purchase and Sale Agreement with Joint Escrow Instructions. The Property was renamed the San Diego Paradise Point Resort and the Company expects to invest up to $8 million in capital improvements over the next two years to renovate and reposition the Property.

     On April 30, 1998, the Board of Trustees of the Company, including all of the Independent Trustees (i.e., the Trustees of the Company who are neither officers of the Company nor affiliated with the Company), acting in the Company's capacity as sole general partner of the Operating Partnership, authorized the Operating Partnership to purchase an interest in the Property.

     The Property is 51-acres and has nearly one mile of beachfront and 462 guestrooms in 129 single-story villas. The Property is subject to a 50-year ground lease from the City of San Diego with 46 years currently remaining on the term. The Property is located in the heart of Mission Bay on Vacation Island, a 4,600-acre aquatic park in southwest San Diego County. The Property is minutes away from the San Diego International Airport and convenient to many major San Diego tourist attractions including Sea World, Old Town, Downtown San Diego, the San Diego Convention Center, Qualcomm Stadium and the San Diego Zoo.

     The Purchase Price was funded with proceeds from a borrowing under the Company's $200 million senior unsecured revolving credit facility from Societe Generale, Southwest Agency, The Bank of Montreal, Chicago Branch, and the other banks party thereto and from the proceeds of the sale of 112,458 common shares of beneficial interest, $.01 par value (the "Common Shares"), for $17.78438 per share to WestGroup, an affiliate of Noble House Hotels & Resorts ("Noble House"), which will operate the Property pursuant to the terms of a participating lease (the "Participating Lease").

     The Company based its determination of the Purchase Price on the expected cash flow, physical condition, location, competitive advantages and potential of improved revenues. The Company did not obtain an independent appraisal on the Property. The Property was operated prior to the acquisition as a resort hotel, and the Company expects to continue to operate it as a resort hotel.


ITEM 5. OTHER EVENTS

     In connection with the purchase of the Property, and as discussed in
Item 2, WestGroup, an affiliate of Noble House, acquired 112,458 Common Shares from the Company at a per share price of $17.78438. The purchase by WestGroup was a condition to the selection of Noble House as operator of the Property, and the Common Shares have been pledged to the Operating Partnership to secure Noble House's obligations under the Participating Lease. Such sale was made in reliance on an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) and (b) Financial Statements of Property Acquired and Pro Forma Financial Information

     The financial statements, listed in the table of contents thereto, of VVH Resorts Limited Partnership (San Diego Paradise Point Resort) are included herein. The pro forma financial information required by Item 7(b) has been filed in conjunction with the Company's quarterly report on Form 10-Q for the quarterly period ended June 30, 1998, and therefore, is not provided in this Form 8-K/A

     (c)  Exhibits

     A list of exhibits is set forth in the Exhibit Index which immediately precedes the exhibits and which is incorporated by reference herein.

                    VVH RESORTS LIMITED PARTNERSHIP
                   (SAN DIEGO PARADISE POINT RESORT)

                         Financial Statements

                      December 31, 1997 and 1996


                           Table of Contents


                                                          Page(s)
                                                          -------

Independent Auditors' Report. . . . . . . . . . . . . . . .     5

Balance Sheets. . . . . . . . . . . . . . . . . . . . . . .     6

Statements of Operations. . . . . . . . . . . . . . . . . .     7

Statements of Changes in Partners' Capital. . . . . . . . .     8

Statements of Cash Flows. . . . . . . . . . . . . . . . . .  9-10

Notes to Financial Statements . . . . . . . . . . . . . . . 11-14

                     INDEPENDENT AUDITORS' REPORT



The Board of Trustees
LaSalle Hotel Properties:

We have audited the accompanying balance sheets of VVH Resorts Limited Partnership (San Diego Paradise Point Resort) as of December 31, 1997 and 1996, and the related statements of operations, partners' capital and cash flows for each of the years in the three-year period ended December 31, 1997. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of VVH Resorts Limited Partnership (San Diego Paradise Point Resort) as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1997, in conformity with generally accepted accounting principles.



                                                  KPMG PEAT MARWICK LLP








San Diego, California
June 29, 1998

                                       VVH RESORTS LIMITED PARTNERSHIP
                                      (SAN DIEGO PARADISE POINT RESORT)

                                               Balance Sheets

                                         December 31, 1997 and 1996

                                                                               1997            1996
                                                                           -------------   -----------
                Assets
                ------
Current assets:
  Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $    38,102         13,697
  Accounts receivable, less allowance for doubtful accounts
    of $6,516 and $17,380, respectively . . . . . . . . . . . . . . . .        1,152,871        726,760
  Inventories . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          240,354        242,340
  Prepaid expenses. . . . . . . . . . . . . . . . . . . . . . . . . . .          238,991        166,210
                                                                             -----------      ---------
        Total current assets. . . . . . . . . . . . . . . . . . . . . .        1,670,318      1,149,007
Leasehold improvements and equipment, net (note 2). . . . . . . . . . .       28,327,439     27,801,748
Leasehold interests, net of accumulated amortization
  of $6,386,370 and $6,004,931, respectively (note 6) . . . . . . . . .       17,864,071     18,245,510
                                                                             -----------     ----------
        Total assets. . . . . . . . . . . . . . . . . . . . . . . . . .      $47,861,828     47,196,265
                                                                             ===========     ==========

                Liabilities and Partners' Capital
                ---------------------------------
Current liabilities:
  Accounts payable. . . . . . . . . . . . . . . . . . . . . . . . . . .      $   455,974        264,774
  Accrued expenses:
    Management fee payable to affiliate (note 3). . . . . . . . . . . .           33,779         41,136
    Vacation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          394,677        341,107
    Bonuses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          249,920        130,768
    Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          803,655      1,015,154
  Advance deposits. . . . . . . . . . . . . . . . . . . . . . . . . . .        1,362,327        836,465
                                                                             -----------     ----------
        Total current liabilities . . . . . . . . . . . . . . . . . . .        3,300,332      2,629,404
Partners' capital . . . . . . . . . . . . . . . . . . . . . . . . . . .       44,561,496     44,566,861
                                                                             -----------     ----------
Commitments and contingencies (note 6)

        Total liabilities and partners' capital . . . . . . . . . . . .      $47,861,828     47,196,265
                                                                             ===========     ==========

                               See accompanying notes to financial statements.

                                       VVH RESORTS LIMITED PARTNERSHIP
                                      (SAN DIEGO PARADISE POINT RESORT)

                                          Statements of Operations

                      For the period from January 1, 1998 through May 31, 1998 and the years ended December 31, 1997, 1996 and 1995

                                         For the period
                                         from January 1,
                                          1998 through
                                          May 31, 1998
                                          (unaudited)           1997            1996             1995
                                        ----------------    -----------     -----------      -----------
Revenue:
  Rooms . . . . . . . . . . . . . . . .    $  7,497,290      17,822,475      16,088,152       14,524,168
  Food. . . . . . . . . . . . . . . . .       3,306,620       7,417,760       6,352,360        6,067,422
  Beverage. . . . . . . . . . . . . . .         985,006       2,853,348       2,558,863        2,514,653
  Gift shop . . . . . . . . . . . . . .         370,451         976,006         879,918          835,571
  Other . . . . . . . . . . . . . . . .         639,466       1,461,039       1,198,222        1,108,181
                                            -----------     -----------     -----------      -----------
          Total revenue . . . . . . . .      12,798,833      30,530,628      27,077,515       25,049,995
                                            -----------     -----------     -----------
Expenses:
  Rooms . . . . . . . . . . . . . . . .       1,322,578       2,517,205       2,412,617        2,274,021
  Food. . . . . . . . . . . . . . . . .       2,740,079       5,972,961       5,395,275        5,353,753
  Beverage. . . . . . . . . . . . . . .         547,994       1,547,399       1,470,637        1,439,882
  Gift shop . . . . . . . . . . . . . .         237,891         665,890         597,838          559,543
  Other operating departments . . . . .         159,758         415,210         416,726          413,563
  General and administrative. . . . . .         891,059       2,529,177       2,460,361        2,407,091
  Marketing . . . . . . . . . . . . . .         567,453       2,230,799       2,081,607        2,069,788
  Energy costs. . . . . . . . . . . . .         319,569         941,014         846,337          775,828
  Property operations and maintenance .         901,253       1,941,045       1,882,824        2,032,855
  Ground rent (note 6). . . . . . . . .         746,260       1,807,604       1,618,704        1,561,157
  Management fee payable to affiliate
    (note 3). . . . . . . . . . . . . .         255,870         610,627         541,532          500,874
  Property taxes. . . . . . . . . . . .         271,950         606,219         575,800          505,866
  Depreciation and amortization . . . .               0       2,345,423       2,277,041        2,447,346
  Other . . . . . . . . . . . . . . . .          72,985         232,920         268,600          311,288
                                            -----------     -----------     -----------      -----------

          Total expenses. . . . . . . .       9,034,699      24,363,493      22,845,899       22,652,855
                                            -----------     -----------     -----------      -----------
          Net income. . . . . . . . . .     $ 3,764,134       6,167,135       4,231,616        2,397,140
                                            ===========     ===========     ===========      ===========

                               See accompanying notes to financial statements.

                                       VVH RESORTS LIMITED PARTNERSHIP
                                      (SAN DIEGO PARADISE POINT RESORT)

                                       Statements of Partners' Capital

                      For the period from January 1, 1998 through May 31, 1998 and the years ended December 31, 1997, 1996 and 1995

                                                             San Diego       San Diego
                                                              Princess        Princess
                                                             Management     Investments          Total
                                                            -----------     -----------      -----------

Balances, December 31, 1994 . . . . . . . . . . . . . .      $  452,932      44,840,173       45,293,105

Distributions . . . . . . . . . . . . . . . . . . . . .         (20,800)     (2,059,200)      (2,080,000)
Net income. . . . . . . . . . . . . . . . . . . . . . .          23,971       2,373,169        2,397,140
                                                            -----------     -----------      -----------

Balances, December 31, 1995 . . . . . . . . . . . . . .         456,103      45,154,142       45,610,245

Distributions . . . . . . . . . . . . . . . . . . . . .         (52,750)     (5,222,250)      (5,275,000)
Net income. . . . . . . . . . . . . . . . . . . . . . .          42,316       4,189,300        4,231,616
                                                            -----------     -----------      -----------

Balances, December 31, 1996 . . . . . . . . . . . . . .         445,669      44,121,192       44,566,861

Contributions . . . . . . . . . . . . . . . . . . . . .             775          76,725           77,500
Distributions . . . . . . . . . . . . . . . . . . . . .         (62,500)     (6,187,500)      (6,250,000)
Net income. . . . . . . . . . . . . . . . . . . . . . .          61,671       6,105,464        6,167,135
                                                            -----------     -----------      -----------

Balances, December 31, 1997 . . . . . . . . . . . . . .         445,615      44,115,881       44,561,496
                                                            -----------     -----------      -----------
Distributions (unaudited) . . . . . . . . . . . . . . .         (26,200)     (2,593,800)      (2,620,000)
Net income (unaudited). . . . . . . . . . . . . . . . .          37,641       3,726,493        3,764,134
                                                            -----------     -----------      -----------

Balances, May 31, 1998 (Unaudited). . . . . . . . . . .     $   457,056      45,248,574       45,705,630
                                                            ===========     ===========      ===========




                               See accompanying notes to financial statements.

                                       VVH RESORTS LIMITED PARTNERSHIP
                                      (SAN DIEGO PARADISE POINT RESORT)

                                          Statements of Cash Flows

                    For the period from January 1, 1998 through May 31, 1998 and for the years ended December 31, 1997, 1996 and 1995

                                         For the period
                                         from January 1,
                                          1998 through
                                          May 31, 1998
                                           (Unaudited)          1997            1996             1995
                                         ---------------    -----------     -----------      -----------
Cash flows from operating activities:
  Net income. . . . . . . . . . . . . . .   $ 3,764,134       6,167,135       4,231,616        2,397,140
  Adjustments to reconcile net income
   to net cash provided by operating
   activities:
    Depreciation and amortization . . . .         --          2,345,423       2,277,041        2,447,346
    Loss on disposal of equipment . . . .         --              --             22,739          101,190
    Insurance paid by the partners on
      behalf of the Partnership . . . . .         --             77,500           --               --
    Changes in assets and liabilities:
      (Increase) decrease in assets:
         Accounts receivable. . . . . . .       (83,581)       (426,111)         98,194         (349,531)
         Inventories. . . . . . . . . . .        21,162           1,986          21,169          (40,023)
         Prepaid expenses . . . . . . . .       (11,641)        (72,781)        (56,067)         116,204
       Increase (decrease) in
        liabilities:
         Accounts payable . . . . . . . .       304,099         191,200        (413,004)          73,965
         Accrued expenses:
           Management fee payable to
            affiliate . . . . . . . . . .        27,954          (7,357)        (29,568)          47,357
           Vacation . . . . . . . . . . .         --             53,570          43,740           50,876
           Bonuses. . . . . . . . . . . .         --            119,152          (2,604)          11,489
           Other. . . . . . . . . . . . .        (8,530)       (211,499)        300,894            4,307
         Advance deposits . . . . . . . .       141,151         525,862         255,696          227,666
                                            -----------     -----------     -----------      -----------
          Net cash provided by
            operating activities. . . . .     4,154,748       8,764,080       6,749,846        5,087,986
                                            -----------     -----------     -----------      -----------






                                       VVH RESORTS LIMITED PARTNERSHIP
                                      (SAN DIEGO PARADISE POINT RESORT)

                                    Statements of Cash Flows - Continued

                                         For the period
                                         from January 1,
                                           1998 through
                                           May 31, 1998
                                           (Unaudited)          1997            1996             1995
                                          --------------    -----------     -----------      -----------
Cash flows from investing activities:
  Purchases of leasehold improvements
    and equipment . . . . . . . . . . . .         --         (2,489,675)     (1,523,633)      (2,896,500)
  Proceeds from sale of equipment . . . .         --              --              8,000            8,874
                                            -----------     -----------     -----------      -----------
          Net cash used in investing
            activities. . . . . . . . . .         --         (2,489,675)     (1,515,633)      (2,887,626)
                                            -----------     -----------     -----------      -----------
Cash flows from financing activities:
  Payment of debt . . . . . . . . . . . .         --              --              --             (77,000)
  Partners' distributions . . . . . . . .    (2,620,000)     (6,250,000)     (5,275,000)      (2,080,000)
                                            -----------     -----------     -----------      -----------
          Net cash used in financing
            activities. . . . . . . . . .    (2,620,000)     (6,250,000)     (5,275,000)      (2,157,000)
                                            -----------     -----------     -----------      -----------
Net increase (decrease) in cash . . . . .     1,534,748          24,405         (40,787)          43,360

Cash at the beginning of the year . . . .        38,102          13,697          54,484           11,124
                                            -----------     -----------     -----------      -----------

Cash at the end of the year . . . . . . .     1,572,850          38,102          13,697           54,484
                                            ===========     ===========     ===========      ===========

Supplemental disclosure of cash flow
 information -
  Cash paid for interest. . . . . . . . .   $     --              --              --               5,180
                                            ===========     ===========     ===========      ===========
Supplemental disclosure of non-cash
 investing and financing activities:
  Expiration and write-off of equipment:
    Reduction in assets . . . . . . . . .   $     --            196,366       1,656,188        4,013,942
    Reduction in accumulated depreciation   $     --            196,366       1,625,449        3,903,878

    Capital contribution resulting from
     insurance paid by the partners on
     behalf of the Partnership. . . . . .   $     --             77,500           --               --
                                            ===========     ===========     ===========      ===========

                               See accompanying notes to financial statements.

                    VVH RESORTS LIMITED PARTNERSHIP
                   (SAN DIEGO PARADISE POINT RESORT)

                     Notes to Financial Statements

                      December 31, 1997 and 1996


(1) ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    AND PRACTICES

    (a)   ORGANIZATION

          VVH Resorts Limited Partnership, a Delaware limited partnership (the Partnership) operates the San Diego Paradise Point Resort (formerly the San Diego Princess Resort), a 462-room hotel located in San Diego, California. The hotel was owned by the Partnership, through May 31, 1998, when it was sold to an affiliate of LaSalle Hotel Properties.

          Profits, losses and distributions are allocated 1% to the general partner (San Diego Princess Management) and 99% to the limited partner (San Diego Princess Investment).

    (b)   INVENTORIES

          Inventories, consisting primarily of food and beverage, are stated at cost, which approximates market. Cost is generally determined using the first-in, first-out method.

    (c)   LEASEHOLD IMPROVEMENTS AND EQUIPMENT

          Leasehold improvements and equipment are stated at cost. Leasehold improvements are amortized using the straight-line method over the estimated useful live of the asset (30 years). Furniture and fixtures are depreciated using the straight-line method over the estimated useful lives of the assets, which range from five to seven years.

    (d)   LEASEHOLD INTERESTS

          Leasehold interests represent the value assigned to the resort operating lease at the time it was acquired by the Partnership (Note 6). The leasehold interest is being amortized on a straight-line basis over the remaining lease term.

    (e)   IMPAIRMENT OF LONG-LIVED ASSETS AND LONG-LIVED ASSETS TO BE
DISPOSED OF

          The Partnership adopted the provisions of Statement of Accounting Financial Standards (SFAS) No. 121, "Accounting for the Impairment of Long-Lived Assets to Be Disposed Of", on January 1, 1996. This statement requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held is measured by a comparison of the carrying amount of an asset to undiscounted future net cash flows (undiscounted and without interest) expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amounts of the assets exceed the fair values of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. Adoption of this statement did not have a material impact on the Partnership's financial position, results of operations, or liquidity.

                    VVH RESORTS LIMITED PARTNERSHIP
                   (SAN DIEGO PARADISE POINT RESORT)

               Notes to Financial Statements - Continued

                      December 31, 1997 and 1996


    (f)   PROPERTY HELD FOR SALE

          Depreciation and amortization is suspended during the period the property is held for sale.

    (g)   MARKETING

          Marketing costs are expensed as incurred.

    (h)   INCOME TAXES

          Taxable income or loss of the Partnership is reported by, and is the responsibility of, the respective partners. Accordingly, the Partnership has no provision for income taxes.

    (i)   USE OF ESTIMATES

          Management of the Partnership has made a number of estimates and assumptions relating to the reporting of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period to prepare those financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

    (j)   BUSINESS RISK

          Any substantial change in economic conditions or any significant price fluctuations related to the travel and tourism industry could affect discretionary consumer spending and have a material impact on the Partnership's business. In addition, the Partnership is subject to competition from other entities engaged in the business of resort development and operation, including interval ownership, condominiums, hotels and motels.

(2) LEASEHOLD IMPROVEMENTS AND EQUIPMENT

    Leasehold improvements and equipment at December 31, 1997 and 1996 consist of the following:

                                              1997         1996
                                          -----------  -----------

      Leasehold improvements. . . . . . . $31,339,906   31,010,813
      Furniture and fixtures. . . . . . .   5,341,349    5,289,464
      Construction in progress. . . . . .   2,096,849      184,518
                                          -----------  -----------
                                           38,778,104   36,484,795
      Less accumulated depreciation
        and amortization. . . . . . . . . (10,450,665)  (8,683,047)
                                          -----------  -----------
                                          $28,327,439   27,801,748
                                          ===========  ===========

                    VVH RESORTS LIMITED PARTNERSHIP
                   (SAN DIEGO PARADISE POINT RESORT)

               Notes to Financial Statements - Continued

                      December 31, 1997 and 1996


(3) RELATED PARTY TRANSACTIONS

    The Partnership pays an affiliate of the general partner a management fee of 2% of gross receipts, as defined, to manage and operate the hotel. The initial term of the management agreement expires in 1998.


(4) FAIR VALUE OF FINANCIAL INSTRUMENTS

    SFAS No. 107, "Disclosures About Fair Value of Financial Instruments", requires that fair values be disclosed for the Partnership's financial instruments. The carrying amount of cash, accounts receivable, accounts payable, and accrued expenses are reasonable estimates of their fair values due to the short-term nature of those instruments.


(5) EMPLOYEE BENEFITS

    (a)   PROFIT SHARING PLAN

          In 1996, the Partnership began sponsorship of a 401(k) Profit Sharing Plan (the "401(k) Plan") that is available to substantially all employees. Employer contributions to the 401(k) Plan are determined at management's discretion. Contributions to the 401(k) Plan were $39,285 and $25,973 for the years ended December 31, 1997 and 1996, respectively.

    (b)   PENSION PLAN

          The Partnership sponsored a defined benefit Pension Plan (the "Plan") covering substantially all employees. On December 28, 1995, the trustees voted to "freeze" the Plan effective January 11, 1996. Employees eligible for benefits under the Plan continued to vest and receive benefits in accordance with Plan guidelines; however, additional benefits were not earned for service subsequent to January 11, 1996 and no new employees were covered by the Plan. The Plan was terminated and liquidated during 1997. Contributions to the Plan were $30,000, $100,000 and $109,676 for the years ended December 31, 1997, 1996 and 1995, respectively.

(6) COMMITMENTS AND CONTINGENCIES

    (a)   GROUND LEASE

          The Partnership is the lessee under a long-term ground lease on which the hotel is located. The lease, which had 32 years remaining on the original term when the Partnership acquired the hotel, was renegotiated effective January 1, 1995. The renegotiated lease expires December 31, 2044 and requires contingent rents based on a percentage of gross income, as defined. The annual minimum rent for the first three years is $1,000,000. In each succeeding three-year period, minimum monthly rent is adjusted to 80% of annual average of actual rents paid or accrued during the preceding three years.

                    VVH RESORTS LIMITED PARTNERSHIP
                   (SAN DIEGO PARADISE POINT RESORT)

               Notes to Financial Statements - Concluded

                      December 31, 1997 and 1996


    (b)   LITIGATION

          The Partnership is, from time to time, involved in various claims and legal action arising in the ordinary course of business. Although the final outcome of these legal matters cannot be determined, it is management's opinion, based in part on advice of legal counsel, that the final resolution of these matters will not have a material adverse effect on the Partnership's financial position, results of operations, or liquidity.

                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            LASALLE HOTEL PROPERTIES

Date: August 14, 1998       By:   /S/ JON E. BORTZ
                                  Jon E. Bortz
                                  President and
                                  Chief Executive Officer

                             EXHIBIT INDEX




Exhibit
Number           Description
-------------    -----------

Exhibit 10.1*    Purchase and Sale Agreement with Joint Escrow
Instructions, dated as of June 1, 1998, by and between VVH Resorts, Ltd. and LHO Mission Bay Hotel, L.P.


Exhibit 10.2* Subscription Agreement (with registration rights), dated as of May 28, 1998, by WestGroup San Diego Associates, Ltd.


Exhibit 10.3* Agreement of Limited Partnership, dated as of June 1, 1998, of LHO Mission Bay Hotel, L.P.


Exhibit 10.4* Lease Agreement, dated as of June 1, 1998, by and between LHO Mission Bay Hotel, L.P. and WestGroup San Diego Associates, Ltd.


     *  Previously filed.